Exhibit 10.2

SECOND AMENDMENT TO FORBEARANCE AGREEMENT

This SECOND AMENDMENT TO FORBEARANCE AGREEMENT (this “Second Amendment”) is entered into as of May 15, 2009, by and among Station Casinos, Inc. (the “Borrower”), certain subsidiaries of the Borrower party hereto (the “Guarantors” and, together with the Borrower, the “Loan Parties”), FCP Holdings, Inc. (“FCP Holding”), Fertitta Partners LLC (“Fertitta Partners”), FCP Voteco, LLC (“FCP Voteco” and, together with FCP Holding and Fertitta Partners, the “Holding Companies”, with the Holding Companies and the Loan Parties collectively referred to as the “Credit Parties”), the Lenders (as defined below) party hereto, and Deutsche Bank Trust Company Americas, as administrative agent for the Lenders and the other Secured Parties (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement. Certain capitalized terms used herein are defined in Section 2(e) of the Forbearance Agreement referred to below (as modified hereby).

RECITALS

WHEREAS, the Borrower and various financial institutions (the “Lenders”) are parties to that certain Credit Agreement, dated as of November 7, 2007 (the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and other financial accommodations to the Borrower;

WHEREAS, the Borrower, the Guarantors, the Holding Companies and the Administrative Agent are parties to that certain Forbearance Agreement; Waiver; and First Amendment to the Credit agreement, dated as of March 2, 2009 (as modified by the First Amendment (referred to below), the “Forbearance Agreement”);

WHEREAS, the Borrower, the Guarantors, the Holding Companies and the Administrative Agent are parties to that certain First Amendment to Forbearance Agreement, dated as of April 14, 2009 (the “First Amendment”);

WHEREAS, pursuant to the Forbearance Agreement, the Lenders agreed, subject to the terms and conditions set forth therein, to (i) grant a limited waiver with respect to each Potential Pre-Forbearance Default (as defined therein), (ii) forbear from exercising their default-related rights, remedies, powers and privileges against the Borrower and the other Credit Parties solely with respect to the Potential Specified Defaults (as defined therein) and (iii) amend certain provisions of the Credit Agreement, in each case as more fully described therein; and

WHEREAS, the Credit Parties have requested, and the Lenders have agreed, subject to the terms and conditions of this Second Amendment, to modify the Forbearance Agreement as provided herein; and

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           Confirmation by the Borrower of Obligations.  The Borrower and each other Credit Party acknowledge and agree that as of May 14, 2009, the respective aggregate principal balances of the Loans as of such date and aggregate face amount of Letters of Credit were as follows (such amounts, in the aggregate, the “Existing Principal and Letters of Credit”):

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Term Loans:	$246,875,000.00

Revolving Credit Loans:	$628,236,586.15

Swing Line Loans:	$0

Letters of Credit:	$10,184,203.00

The Borrower and each other Credit Party acknowledge and agree that as of May 14, 2009, the aggregate amount of accrued and unpaid interest on the Term Loans, Revolving Credit Loans and Swing Line Loans is $1,096,336.95 (the “Existing Interest”), the aggregate amount of accrued and unpaid commitment fees payable pursuant to Section 2.09(a) of the Credit Agreement is $17,730.67 (the “Existing Commitment Fees”), the aggregate amount of accrued and unpaid letter of credit fees payable pursuant to Section 2.03(h) of the Credit Agreement is $34,464.96 (the “Existing LC Fees”) and the aggregate amount of accrued and unpaid letter of credit fronting fees payable pursuant to Section 2.03(i) of the Credit Agreement is $1,500.00 (the “Existing LC Fronting Fees” and, together with the Existing Principal and Letters of Credit, the Existing Interest, the Existing Commitment Fees and the Existing LC Fees, the “Outstanding Indebtedness”).  The foregoing amounts do not include other fees, expenses and other amounts which are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents.  None of the Borrower or the other Credit Parties has any rights of offset, defenses, claims or counterclaims with respect to any of the Obligations and each of the Loan Parties are jointly and severally obligated with respect thereto (and each of the Holding Companies are jointly and severally obligated with respect thereto), in each case in accordance with the terms of the applicable Loan Documents.

SECTION 2.  Amendments to the Forbearance Agreement.  Effective as of the Second Amendment Effective Date (as defined below), the following provisions of the Forbearance Agreement shall be modified as set forth below:

(a)    The definition of “Other Credit Party Forbearance Period” appearing in Section 2(e) of the Forbearance Agreement is amended by (i) deleting the text “May 15, 2009” appearing in clauses (iv) of said definition, and inserting the text “May 29, 2009” in lieu thereof, and (ii) deleting clause (xii) of said definition in its entirety and inserting the following new clause (xii) in lieu thereof:

“(xii) any amendment or modification to (other than amendments or modifications that are not, either individually or in the aggregate, adverse to the interests of the Lenders), or termination of, that certain Forbearance Agreement, dated as of March 2, 2009 (as modified by each of the First Notes Forbearance Amendment and the Second Notes Forbearance Amendment (referred to below), the “Notes Forbearance Agreement”), that certain Amendment to Forbearance Agreement, dated as of April 14, 2009 (the “First Notes Forbearance Amendment”) or that certain Amendment No. 2 to Forbearance Agreement, dated as of May 15, 2009 (the “Second Notes Forbearance Amendment”), in each case, among the Borrower and the holders of Existing Notes party thereto, with respect to all defaults that have arisen (or may arise prior to May 29, 2009) under the Existing Notes Indentures (as a result the failure to pay scheduled interest on the Existing Notes when and as due or otherwise).”.

(b)    Section 4(l) of the Forbearance Agreement is amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

“(l) Payments to Trustee, Agent or any of the Holders of the Existing Notes. During each Applicable Forbearance Period, no Credit Party shall make any payment to or for the benefit of the trustee, agent or any of the holders of the Existing Notes under any Existing Notes Indentures in the form of a consent fee, waiver fee or forbearance fee,

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or otherwise (other than (x) fees and expenses payable to legal and financial advisors which the Borrower is contractually obligated to reimburse as of the Second Amendment Effective Date (as defined in the Second Notes Forbearance Amendment) and (y) trustee and similar fees and expenses payable to the trustee under each Existing Notes Indenture (in its capacity as such) in accordance with the terms of the Existing Notes Indentures), without the express written consent of the Required Lenders.”.

(c)    Exhibit B to the Forbearance Agreement is amended by deleting the text “May 15, 2009” appearing in clause (v) and clause (vii) of said Exhibit, and inserting the text “May 29, 2009” in lieu thereof.

SECTION 3.                                Representations, Warranties And Covenants Of The Borrower and The Other Credit Parties.

To induce the Lenders and the Administrative Agent to execute and deliver this Second Amendment, each of the Borrower and the other Credit Parties represents, warrants and covenants that:

(a)    Organization and Powers. Each Credit Party (a) is a corporation, limited liability company or limited partnership, duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute and deliver this Second Amendment, and perform its obligations under this Second Amendment and the Forbearance Agreement (as modified hereby), (c) is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Laws, orders, writs, injunctions and orders, and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (c), (d) or (e), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b)    Authorization of Agreement; No Conflict. The execution and delivery of this  Second Amendment, and the performance of this Second  Amendment and the Forbearance Agreement (as modified hereby), by each Credit Party is within such Credit Party’s corporate or other powers, has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Credit Party’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than Permitted Liens), or require any payment to be made under (i) (x) any Existing Notes Documentation or (y) any other Contractual Obligation to which such Credit Party is a party or affecting such Credit Party or the properties of such Credit Party or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (c) violate any material Law.

(c)    Governmental Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Credit Party of this Second Amendment or the Forbearance Agreement (as modified hereby) or (b) the exercise by the Administrative Agent or any Lender of its rights under this Second Amendment or the Forbearance Agreement (as modified hereby), except for those approvals, consents, exemptions, authorizations or other actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

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(d)    Binding Obligation. This Second Amendment has been duly executed and delivered by each Credit Party.  Each of this Second Amendment and the Forbearance Agreement (as modified hereby) constitutes a legal, valid and binding obligation of such Credit Party, enforceable against each such Credit Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(e)    Incorporation of Representations and Warranties and Covenants from Loan Documents. Except with respect to the Potential Pre-Forbearance Defaults and the Permitted Exceptions, the representations and warranties contained in the Credit Agreement and each of the other Loan Documents are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof.

(f)     Absence of Default.  As of the Second Amendment Effective Date, (x) after giving effect to the Second Amendment, no Default or Event of Default has occurred or is continuing under the Credit Agreement or any other Loan Document (other than a Potential Specified Default referred to in item (ii) of Exhibit B to the Forbearance Agreement with respect to the Test Period ended March 31, 2009) and (y) except solely with respect to the Specified Events described in item (ii) of Exhibit A to the Forbearance Agreement as to each issue of Existing Notes, no “Default” or “Event of Default” (as those terms are defined in the Existing Notes Indentures) has occurred or is continuing in respect of the Existing Notes.

(g)    Collateral. The Lenders’ and the Administrative Agent’s security interests in the Collateral (to the extent required pursuant to the Collateral and Guaranty Requirement) continue to be valid, binding, and enforceable first-priority security interests which secure the Obligations (subject only to the Permitted Liens).

(h)    True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of any Credit Party in writing to the Administrative Agent or any Lender for purposes of or in connection with this Second Amendment, the First Amendment, the Forbearance Agreement (as modified hereby), the Notes Forbearance Agreement, the First Notes Forbearance Amendment, the Second Notes Forbearance Amendment or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any Credit Party in writing to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

SECTION 4.           Ratification of Liabilities, etc..  (a) Each of the Borrower and the other Credit Parties hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under this Second Amendment, the Forbearance Agreement (as modified hereby) and each other Loan Document to which such Person is a party, and each such party hereby ratifies and reaffirms its grant of Liens on its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and confirms and agrees that such Liens hereafter secure all of the Obligations.  Each Guarantor acknowledges the effectiveness and continuing validity of the Guaranty and its liability for the Obligations pursuant to the terms of the Guaranty and that such Obligations are without defense, setoff and counterclaim.

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(b)           Each Credit Party (i) acknowledges receipt of a copy of this Second Amendment and all other agreements, documents and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same without prejudice to any Credit Party’s liability pursuant to any of the Loan Documents, (iii) agrees and acknowledges that each of the Loan Documents remains in full force and effect, that such Credit Party’s obligations thereunder are without defense, setoff and counterclaim and that each of the Loan Documents is hereby ratified and confirmed, and (iv) ratifies and reaffirms each waiver of such Credit Party set forth in the Loan Documents to which it is a party.

SECTION 5.           Reference To And Effect Upon The Credit Agreement.  (a) Except as expressly modified by the Forbearance Agreement (as modified by this Second Amendment), all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents, and all rights of the Lenders and the Administrative Agent and all of the Obligations, shall remain in full force and effect.  Each of the Borrower and the other Credit Parties hereby confirms that no such party has any right of setoff, recoupment or other offset with respect to any of the Obligations.

(b) Except as expressly set forth herein, the effectiveness of the Forbearance Agreement (as modified by this Second Amendment) shall not directly or indirectly (i) create any obligation to make any further Loans or issue any Letters of Credit after the Second Amendment Effective Date, (ii) create any obligation to continue to defer any enforcement action after the occurrence of any Forbearance Default, (iii) constitute a consent or waiver of any past, present or future violations, including Defaults and Events of Default, of any provisions of the Credit Agreement or any other Loan Documents, (iv) amend, modify, prejudice or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, remedy, power or privilege of the Lenders and/or the Administrative Agent, (v) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction, or (vi) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument.  Except as expressly set forth in the Forbearance Agreement (as modified by this Second Amendment), each of the Administrative Agent and each Lender reserves all of its rights, remedies, powers and privileges under the Credit Agreement, the other Loan Documents, applicable law and/or equity. All of the provisions of the Credit Agreement and the other Loan Documents are hereby reiterated, and if ever waived (other than pursuant to the Limited Waiver in the Forbearance Agreement (as modified hereby) or hereafter in writing), are hereby reinstated.  Notwithstanding any other provision in the Forbearance Agreement (as modified by this Second Amendment), it is understood and agreed that during the Borrower Forbearance Period, notwithstanding the Borrower’s inability to make the statements required by Section 4.02 of the Credit Agreement (or in any Request for Credit Extension required thereby), solely to the extent excused pursuant to the last sentence of Section 2(d) of the Forbearance Agreement (as modified hereby), but subject to all other terms and conditions contained in the Credit Agreement and Section 2(d) of the Forbearance Agreement (as modified hereby) (including the Cash Collateralization of Letters of Credit), any L/C Issuer may issue, renew, extend or replace Letters of Credit and the Borrower shall be permitted to incur L/C Borrowings (and the Revolving Credit Lenders agree to make such L/C Advances), provided that the Revolving Credit Exposure of the Revolving Credit Lenders is not increased after giving effect to such issuance, renewal, extension or replacement of any such Letter of Credit or the incurrence of such L/C Borrowings.

(c) From and after the Second Amendment Effective Date, (i) the term “Forbearance Agreement” in the Forbearance Agreement, and all references to the Forbearance Agreement in any Loan Document shall mean the Forbearance Agreement as modified by this Second Amendment, (ii) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified by the Forbearance Agreement (as modified hereby), and (ii) the term “Loan Document” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Second Amendment, the First Amendment, the Forbearance Agreement (as

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modified hereby) and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d) This Second Amendment, the First Amendment and the Forbearance Agreement (as modified by this Second Amendment) shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

SECTION 6.           The Borrower’s Release and Duty to Indemnify for Assigned Claims.  By its execution hereof and in consideration of the mutual covenants contained herein and other accommodations granted to the Credit Parties hereunder, each Credit Party, on behalf of itself and each of its Subsidiaries, and its or their successors, assigns and agents, hereby expressly forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, and rights of setoff and recoupment), causes of action (whether direct or derivative in nature), demands, suits, costs, expenses and damages (collectively, the “Claims”) any of them may have or allege to have as of the date of this Second Amendment (and all defenses that may arise out of any of the foregoing) of any nature, description, or kind whatsoever, based in whole or in part on facts, whether actual, contingent or otherwise, now known, unknown, or subsequently discovered, whether arising in law, at equity or otherwise, against the Administrative Agent or any Lender that has executed this Second Amendment (other than a Non-Funding Lender), their respective affiliates, agents, principals, managers, managing members, members, stockholders, “controlling persons” (within the meaning of the United States federal securities laws), directors, officers, employees, attorneys, consultants, advisors, agents, trusts, trustors, beneficiaries, heirs, executors and administrators of each of the foregoing (collectively, the “Released Parties”) arising out of this Second Amendment, the First Amendment, the Forbearance Agreement, the Credit Agreement, the other Loan Documents, the Credit Facilities Term Sheet, the Bank Solicitation Statement and any or all of the actions and transactions contemplated hereby or thereby, including any actual or alleged performance or non-performance of any of the Released Parties (other than a Non-Funding Lender) hereunder or under the Loan Documents.  Each Credit Party hereby acknowledges that the agreements in this Section 6 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims.  In entering into this Second Amendment, each Credit Party expressly disclaims any reliance on any representations, acts, or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above does not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness, or validity thereof.  Notwithstanding the foregoing, (x) no Non-Funding Lender shall have any rights or benefits under this Section 6 and none of the releases, waivers or other assurances provided by the Credit Parties shall apply to any Claims of the Credit Parties against Non-Funding Lenders, who shall remain fully liable for their obligations to the Credit Parties thereunder and (y) nothing set forth in this Section 6 is intended to, nor shall anything set forth in this Section 6 be construed to, release any Claim that any Credit Party may hold against any Released Party in its capacity as a lender, adviser or agent under: (i) the Casino Sale Leaseback Transaction, (ii) the CMBS Facility and CMBS Loan Documents, including the loans made thereunder, (iii) Land Loan Documents, including the loans made thereunder, or (iv) the Head Office Sale Leaseback Transaction.  The provisions of this paragraph shall survive the termination or expiration of each Applicable Forbearance Period and the termination of the Loan Documents and the payment in full of all Obligations of the Credit Parties under or in respect of the Credit Agreement and other Loan Documents and all other amounts owing thereunder.

SECTION 7.           Construction. This Second Amendment and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Second Amendment or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Second Amendment or such other agreements and documents, or based on any other rule of strict construction.  Each of the parties hereto represents and

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declares that such party has carefully read this Second Amendment, the Forbearance Agreement and all other agreements and documents executed in connection herewith and therewith, and that such party knows the contents hereof and thereof and signs the same freely and voluntarily.  The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Second Amendment and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

SECTION 8.           Counterparts.  This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Second Amendment by delivering by facsimile or other electronic transmission a signature page of this Second Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.

SECTION 9.           Severability.  The invalidity, illegality, or unenforceability of any provision in or obligation under this Second Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Second Amendment or of such provision or obligation in any other jurisdiction.

SECTION 10.Further Assurances.  The Borrower and each other Credit Party agrees to, and to cause any other Credit Party to, take all further actions and execute all further documents as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Second Amendment, the Forbearance Agreement (as modified hereby) and all other agreements executed and delivered in connection herewith and therewith. Any failure to comply with the agreements in this Section 10 shall be an Event of Default for all purposes of the Credit Agreement if such failure has not been remedied or waived within 5 Business Days after the Borrower’s receipt of notice from the Administrative Agent.

SECTION 11.         Section Headings.  Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute part of this Second Amendment for any other purpose.

SECTION 12.         Notices.  All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

SECTION 13.         Governing Law.  This Second Amendment and the rights and obligations of the parties under this Second Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 14.         Acknowledgements.  Each Credit Party hereby acknowledges that:

(a)    it has carefully read and fully understood all of the terms and conditions of this Second Amendment ;

(b)    it has consulted with, or had a full and fair opportunity to consult with, and has been advised by fully competent counsel in the negotiation, execution and delivery of this Second Amendment;

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(c)             it has had a full and fair opportunity to participate in the drafting of this Second Amendment and that no provision of this Second Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of any party hereto having or being deemed to have structured, dictated or drafted such provision;

(d)            it is freely, voluntarily, knowingly and intelligently entering into this Second Amendment;

(e)             none of the Lenders or the Administrative Agent has a fiduciary relationship to any Credit Party, and the relationship between the Administrative Agent and the Lenders, on the one hand, and the Credit Parties, on the other, is solely that of creditor and debtor; and

(f)               no joint venture exists among the Credit Parties, the Administrative Agent and the Lenders.

SECTION 15.   Effectiveness.               This Second Amendment shall become effective at the time (the “Second Amendment Effective Date”) that all of the following conditions precedent have been satisfied as determined by the Administrative Agent in its sole discretion:

(a)             Agreement. The Administrative Agent shall have received duly executed signature pages for this Second Amendment signed by the Borrower, each other Credit Party, the Required Lenders and the Revolving Credit Lenders (which shall be at least three in number) holding more than 50% of the Revolving Credit Commitments.

(b)            Due Authorization. The Administrative Agent shall have received resolutions from each Credit Party evidencing the corporate or similar authority of such Credit Party to execute and deliver this Second Amendment, and perform its obligations under this Second Amendment and the Forbearance Agreement (as modified hereby), and, as applicable, all other agreements and documents executed in connection therewith.

(c)             Accuracy of Representations. The representations and warranties contained in Section 3 of this Second Amendment are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)            Opinions.  The Administrative Agent shall have received opinions of counsel to the Credit Parties as to the transactions contemplated hereby in form and substance reasonably acceptable to the Administrative Agent.

(e)             Notes Forbearance Agreement. The Administrative Agent shall have received a copy of the Second Notes Forbearance Amendment, duly executed by the Borrower and the trustees for the holders of the Existing Notes, on terms satisfactory to the Administrative Agent, and the Notes Forbearance Agreement (as modified by the Second Notes Forbearance Amendment) shall be in full force and effect.

(f)               Other Fees.  The Borrower shall have paid (x) all the reasonable fees, expenses and disbursements of White & Case LLP, Simpson Thacher & Bartlett, the Lender Financial Advisor and a single legal counsel to each Agent which delivers its original or facsimile signature page to

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this Second Amendment to the Administrative Agent or its designee no later than 12:00 Noon (New York City time) on May 15, 2009, and for which invoices (subject to redaction to protect privileges or other confidential communications) have been presented to the Borrower and (y) an “evergreen” retainer of  (i) $125,000 to White & Case LLP (or such lesser amount such that after all payments under this Section 17(f), White & Case LLP hold an “evergreen” retainer of $125,000) and (ii) $125,000 to Simpson Thacher & Bartlett (or such lesser amount such that after all payments under this Section 17(f), Simpson Thacher & Bartlett hold an “evergreen” retainer of $125,000).

SECTION 18.   Assignments; No Third Party Beneficiaries.                This Second Amendment and the Forbearance Agreement (as modified hereby) shall be binding upon and inure to the benefit of the Borrower, the other Credit Parties, the Lenders, the Administrative Agent and their respective successors and assigns; provided, that neither the Borrower nor any other Credit Party shall be entitled to delegate any of its duties hereunder or thereunder and shall not assign any of its rights or remedies set forth in this Second Amendment or the Forbearance Agreement (as modified hereby) without the prior written consent of the Administrative Agent in its sole discretion. No Person other than the parties hereto and their permitted successors and assigns, shall have any rights hereunder or be entitled to rely on this Second Amendment or the Forbearance Agreement (as modified hereby) and all third-party beneficiary rights are hereby expressly disclaimed.

SECTION 19.   Amendments.               This Second Amendment constitutes a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.  No provision of this Second Amendment may be amended, modified, waiver or supplemented, except as provided in Section 10.01 of the Credit Agreement.

SECTION 20.   Final Agreement.  This Second Amendment, the First Amendment, the Forbearance Agreement, the Credit Agreement, the other Loan Documents, and the other written agreements, instruments, and documents entered into in connection herewith and therewith (collectively, the “Credit Support Documents”) set forth in full the terms of agreement between the parties hereto and thereto and are intended as the full, complete, and exclusive contracts governing the relationship between such parties, superseding all other discussions, promises, representations, warranties, agreements, undertakings and understandings between the parties with respect thereto.  No term of the Credit Support Documents may be amended, restated, waived or otherwise modified except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought, unless otherwise provided in the applicable Credit Support Documents.  Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind.  The Lenders’ and/or the Administrative Agent’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights, remedies, powers and privileges in any other instances.  There are no oral agreements among the parties hereto.

SECTION 21.   Special Reservations.                    (a) The confirmation of the Existing Commitment Fees in Section 1 of this Second Amendment shall not be construed to be (x) a waiver of any rights any Credit Party may have against a Non-Funding Lender on grounds that such Non-Funding Lender is a Defaulting Lender or otherwise or (y) an acknowledgment by the Credit Parties that a Non-Funding Lender is entitled to the payment of the Existing Commitment Fees pursuant to Section 2.09(a) of the Credit Agreement.

(b) Nothing contained in, or arising out of the execution and delivery of, this Second Amendment shall be construed as a waiver of any of the rights of the Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuers reserved pursuant to that certain Reservation of Rights Letter, dated

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January 16, 2009, from the Administrative Agent to the Borrower, with respect to the Designation described therein (and its effectiveness), all of which rights remain expressly reserved as described therein.

[Signature pages to follow]

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IN WITNESS WHEREOF, this Second Amendment has been executed by the parties hereto as of the date first written above.

STATION CASINOS, INC.
a Nevada corporation

By:	/s/ Thomas M. Friel
	Name:	Thomas M. Friel
	Title:	Executive Vice President, Chief Accounting Officer & Treasurer

Signature Page to Second Amendment to Forbearance Agreement

FCP HOLDING, INC.,
a Nevada corporation

By:	/s/ Frank J. Fertitta III
	Name:	Frank J. Fertitta III
	Title:	President

Signature Page to Second Amendment to Forbearance Agreement

FERTITTA PARTNERS LLC,
a Nevada limited liability company

By:	/s/ Frank J. Fertitta III
	Name:	Frank J. Fertitta III
	Title:	President

Signature Page to Second Amendment to Forbearance Agreement

FCP VOTECO, LLC,
a Nevada limited liability company

By:	/s/ Frank J. Fertitta III
	Name:	Frank J. Fertitta III
	Title:	Co-President

Signature Page to Second Amendment to Forbearance Agreement

BOULDER STATION, INC.
CENTERLINE HOLDINGS, LLC
CHARLESTON STATION, LLC
FIESTA STATION, INC.
FRESNO LAND ACQUISITIONS, LLC
GOLD RUSH STATION, LLC
LAKE MEAD STATION, INC.
LML STATION, LLC
MAGIC STAR STATION, LLC
PALACE STATION HOTEL & CASINO, INC.
RANCHO STATION, LLC
SANTA FE STATION, INC.
STATION HOLDINGS, INC.
STN AVIATION, INC.
SUNSET STATION, INC.
TEXAS STATION, LLC
TROPICANA STATION, INC.
TROPICANA STATION, LLC

By: By:	/s/ Thomas M. Friel
Name:	Thomas M. Friel
Title:	Senior Vice President and Treasurer

Signature Page to Second Amendment to Forbearance Agreement

SC BUTTE DEVELOPMENT, LLC
SC BUTTE MANAGEMENT, LLC
SC MADERA DEVELOPMENT, LLC
SC MADERA MANAGEMENT, LLC
SC SONOMA DEVELOPMENT, LLC
SC SONOMA MANAGEMENT, LLC
STATION CALIFORNIA, LLC
STATION DEVELOPMENT, LLC

By: By:	/s/ Thomas M. Friel
	Name:	Thomas M. Friel
	Title:	Authorized Signatory

Signature Page to Second Amendment to Forbearance Agreement

RIVER CENTRAL, LLC,
a Nevada limited liability company

By:	Station Casinos, Inc., a Nevada corporation, its Manager

By: By:	/s/ Thomas M. Friel
	Name:	Thomas M. Friel
	Title:	Executive Vice President, Chief Accounting Officer & Treasurer

STATION CONSTRUCTION, LLC,
a Nevada limited liability company

By:	Station Casinos, Inc., a Nevada corporation, its Sole Member

By: By:	/s/ Thomas M. Friel
	Name:	Thomas M. Friel
	Title:	Executive Vice President, Chief Accounting Officer & Treasurer

Signature Page to Second Amendment to Forbearance Agreement

PAST ENTERPRISES, INC.,
an Arizona corporation

By:	/s/ Thomas M. Friel
Name:	Thomas M. Friel
Title:	President and Treasurer

Signature Page to Second Amendment to Forbearance Agreement

SONOMA LAND HOLDINGS, LLC

By:	/s/ Thomas M. Friel
	Name:	Thomas M. Friel
	Title:	President, Chief Financial Officer & Treasurer

Signature Page to Second Amendment to Forbearance Agreement

NAME OF INSTITUTION:

By:
Name:
Title:

Signature page to Second Amendment to First Forbearance Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Signature page to Second Amendment to First Forbearance Agreement